UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 9, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cheniere Energy, Inc. (the “Company”) approved the following retention payments for employees and consultants designated by the Committee.

2008 Short-Term Retention Plan On May 9, 2008, the Committee adopted the Cheniere Energy, Inc. 2008 Short-Term Retention Plan (“Short-Term Plan”) in order to retain key employees and consultants for the next six months. Pursuant to the Short-Term Plan, the Committee approved awards generally equal to one-half of an employee’s base salary or a consultant’s annual fee, as applicable, for employees and consultants designated by the Committee. The award shall be paid one-half in cash and one-half in a fixed grant of restricted stock (determined based on a stock price of $10.00 per share). The cash and restricted stock shall vest and become payable on December 1, 2008. The maximum aggregate cash amount payable by the Company pursuant to the Short-Term Plan is $3,144,806 and the aggregate number of shares of restricted stock to be issued is 307,836. The Short-Term Plan is attached hereto as Exhibit 10.1, and the form of Short-Term Plan Restricted Stock Grant is attached hereto as Exhibit 10.2.

2008 Long-Term Retention Plan On May 9, 2008, the Committee adopted the Cheniere Energy, Inc. 2008 Long-Term Retention Plan (“Long-Term Plan”) in order to retain key employees and consultants for an extended period of time. The plan provides for a grant of restricted stock to employees and consultants designated by the Committee which vests in equal amounts on December 31, 2008, December 31, 2009 and December 31, 2010. The aggregate number of shares of restricted stock to be issued pursuant to the Long-Term Plan is 1,525,038. The Long-Term Plan is attached hereto as Exhibit 10.3, and the form of Long-Term Plan Restricted Stock Grant is attached hereto as Exhibit 10.4.

2008 Change of Control Cash Payment Plan On May 9, 2008, the Committee adopted the Cheniere Energy, Inc. 2008 Change of Control Cash Payment Plan (“COC Plan”) in order to retain key employees and consultants. The plan provides that, upon a Change of Control, as defined in the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan, the Company shall pay to employees and consultants designated by the Committee an amount equal to one times each such employee or consultant’s base salary or annual fee, as applicable, at or immediately prior to the time the Change of Control is consummated (the “COC Award”). The COC Award shall be payable to the employee or consultant within 30 days of the effective date of the Change of Control. The COC Plan is attached hereto as Exhibit 10.5, and the form of Change of Control Agreement is attached hereto as Exhibit 10.6.

The foregoing descriptions of the plans and agreements are qualified in their entirety by the plans and agreements, copies of which are attached hereto as exhibits.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Officer It is anticipated that Jonathan S. Gross, Senior Vice President – Exploration of the Company, will be terminated from employment with the Company effective July 31, 2008. On May 9, 2008, the Committee approved a payment (the “Severance Payment”) to Mr. Gross consisting of (i) a cash payment equal to one month’s base salary in the amount of $22,735 and (ii) the accelerated vesting of Mr. Gross’ outstanding equity awards in Company securities. Mr. Gross’ equity awards to be accelerated consist of 17,844 shares of restricted stock and 200,000 non-qualified stock options which have an exercise price of $36.25. Payment of the Severance Payment is conditioned upon Mr. Gross’ execution of a release and separation agreement following his termination from the Company. The form of release and separation agreement is attached hereto as Exhibit 10.7.

Retention Awards To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 5.02 by this reference. On May 9, 2008, the Compensation Committee approved the following awards to the Company’s named executive officers pursuant to the Short-Term Plan, the Long-Term Plan and the COC Plan:

Named Executive Officer	Short-Term Plan - Cash Award	Short-Term Plan - Restricted Stock Award	Long-Term Plan - Restricted Stock Award	COC Plan - Current Base Salary
Charif Souki Chairman and Chief Executive Officer	$150,135	15,014	500,001	$600,540
Zurab S. Kobiashvili Senior Vice President and General Counsel	—	—	—	$272,820	*
Don A. Turkleson Senior Vice President and Chief Financial Officer	—	—	50,001	$272,820

*	On May 9, 2008, the Committee also approved a grant of 50,000 shares of restricted stock to Zurab S. Kobiashvili. The restricted stock shall vest upon (i) a Change of Control or (ii) consummation by the Company, or a majority-owned subsidiary of the Company, of a significant transaction pursuant to which the Company, such subsidiary and/or their respective equity holders receive gross consideration in excess of $200 million, provided that a Change of Control or such significant transaction occurs on or prior to March 31, 2009. The form of Restricted Stock Grant for Mr. Kobiashvili is attached hereto as Exhibit 10.8.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits (filed herewith)

Exhibit Number	Description

10.1	Cheniere Energy, Inc. 2008 Short-Term Retention Plan

10.2	Form of Cheniere Energy, Inc. 2008 Short-Term Retention Plan Restricted Stock Grant

10.3	Cheniere Energy, Inc. 2008 Long-Term Retention Plan

10.4	Form of Cheniere Energy, Inc. 2008 Long-Term Retention Plan Restricted Stock Grant

10.5	Cheniere Energy, Inc. 2008 Change of Control Cash Payment Plan

10.6	Form of Change of Control Agreement

10.7	Form of Release and Separation Agreement

10.8	Form of Restricted Stock Grant for Senior Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 13, 2008	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Cheniere Energy, Inc. 2008 Short-Term Retention Plan*

10.2	Form of Cheniere Energy, Inc. 2008 Short-Term Retention Plan Restricted Stock Grant*

10.3	Cheniere Energy, Inc. 2008 Long-Term Retention Plan*

10.4	Form of Cheniere Energy, Inc. 2008 Long-Term Retention Plan Restricted Stock Grant*

10.5	Cheniere Energy, Inc. 2008 Change of Control Cash Payment Plan*

10.6	Form of Change of Control Agreement*

10.7	Form of Release and Separation Agreement*

10.8	Form of Restricted Stock Grant for Senior Vice President and General Counsel *

*	Filed Herewith